                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Hooper Holmes, Inc.
 -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                              [LOGO] HOOPER
                                     HOLMES.


                               HOOPER HOLMES, INC.
                                170 Mt. Airy Road
                         Basking Ridge, New Jersey 07920


Dear Shareholder:


  You are cordially invited to attend the Annual Meeting of Shareholders of Hooper Holmes, Inc., to be held on Tuesday, May 21, 2002 at 11:00 a.m. local time, at the Company's headquarters, 170 Mt. Airy Road, Basking Ridge, New Jersey.

  The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting. There will also be a brief report on the current status of our business.

  Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy in the envelope provided.

  On behalf of the Officers and Directors of Hooper Holmes, Inc., I wish to thank you for your interest in the Company and I hope that you will be able to attend our Meeting.


                                        For the Board of Directors,

                                        /s/ James M. McNamee

                                        James M. McNamee
                                        Chairman, President and Chief Executive
                                        Officer


April 15, 2002

                              HOOPER HOLMES, INC.
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held May 21, 2002
                               -------------------


    NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of Hooper Holmes, Inc., a New York corporation (the "Company"), will be held on Tuesday, May 21, 2002 at 11:00 a.m. local time, at the Company's headquarters, 170 Mt. Airy Road, Basking Ridge, New Jersey, for the following purposes:

    1. To elect directors.

    2. To consider and act upon a proposal to approve the 2002 Stock Option
       Plan.

    3. To ratify the selection of the firm of KPMG LLP as auditors for the 2002 fiscal year.

    4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

   Holders of record of the Company's common stock, par value $.04 per share (the "Common Stock"), as of the close of business on April 5, 2002, the record date fixed by the Board of Directors for such purpose (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/ Robert William Jewett

                                           Robert William Jewett
                                           Secretary
April 15, 2002

-------------------------------------------------------------------------------
Please sign the enclosed proxy and return it promptly in the envelope enclosed which requires no postage if mailed in the United States.
--------------------------------------------------------------------------------

                              HOOPER HOLMES, INC.
                               170 Mt. Airy Road
                        Basking Ridge, New Jersey 07920

                                ----------------
                                PROXY STATEMENT
                                ----------------

                                  INTRODUCTION

  The enclosed proxy is solicited by the Board of Directors of Hooper Holmes, Inc., (the "Company") for use at the Annual Meeting of Shareholders to be held on May 21, 2002.

  An Annual Report to Shareholders containing the financial statements for the fiscal year ended December 31, 2001 is enclosed with this proxy statement. This proxy statement and form of proxy were first sent to shareholders on or about the date stated in the accompanying Notice of Annual Meeting of Shareholders.

  Only shareholders of record as of the Record Date are entitled to vote at the meeting and any adjournments thereof. As of that date, 65,192,383 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by providing written notice to the Secretary of the Company or by submitting another proxy bearing a later date. In addition, shareholders attending the meeting may revoke their proxies at any time prior to the time such proxies are exercised.

  The presence in person or by proxy of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum. Abstentions and withhold-authority votes all count for the purpose of determining a quorum, but broker non-votes do not. Directors who receive a plurality of the votes cast at the meeting will be elected. The 2002 Stock Option Plan and the selection of auditors will be approved if a majority of the votes cast at the meeting are in favor. Votes cast for directors, the 2002 Stock Option Plan and auditors include votes for or against, but do not include broker non-votes, abstentions or withheld-authority votes.

  All properly executed proxies returned in time to be cast at the meeting, if no contrary instruction is indicated, will be voted FOR the election of all directors nominated herein, FOR approval of the 2002 Stock Option Plan and FOR the ratification of the auditors.

  The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration and at minimal cost. The Company has also retained the services of Georgeson Shareholder to solicit proxies on behalf of the Company. The fee to be paid by the Company for such services is not expected to exceed $10,000. The cost of soliciting the proxies will be borne by the Company.

                         ITEM 1--ELECTION OF DIRECTORS

  The Board of Directors consists of seven members divided into three classes, one class with three members and two classes with two members each. At each Annual Meeting of Shareholders, one class of directors is elected to serve for a three-year term or until their successors are elected and have qualified. The class of directors to be elected at this Annual Meeting will serve until the 2005 Annual Meeting.

  Any shareholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. Shares represented by all proxies received by the Company and not so marked as to withhold authority to vote for any individual director or for all directors nominated will be voted FOR the election of the nominees named below. The Company knows of no reason why any such nominee should be unable to serve, but in the event that any nominee shall be unavailable or unable to serve as a director, the proxy holders will vote for substitute nominees in the exercise of their best judgment, but may not vote for more than two persons.

Nominees for Directors (Term expires 2005)

  The nominees for directors and further information with respect to each nominee are set forth below.

Benjamin A. Currier

  Mr. Currier, age 68, was Senior Vice President of Operations for Security Life of Denver Insurance Company, a subsidiary of ING/Barings, in Denver, Colorado prior to his retirement in 1997. Mr. Currier was Vice President of Allstate Life Insurance Company from 1978 to 1995. He has been a director of the Company since 1996, and is a member of the Audit Committee and the Executive Compensation Committee. Mr. Currier is also a director of e-Nable Corporation.

Elaine L. Rigolosi

  Dr. Rigolosi, Ed.D, J.D., age 57, is Professor in the Department of Organization and Leadership at Teachers College, Columbia University. She has been associated with Columbia University since 1976, and has maintained a private consulting practice in management for health care organizations since 1974. Dr. Rigolosi has been a director of the Company since 1989, and is a member of the Audit Committee and the Executive Compensation Committee.


Directors Continuing in Office

  The directors whose terms expire at the Annual Meetings in 2003 and 2004 and further information with respect to each continuing director are set forth below.

Quentin J. Kennedy

  Mr. Kennedy, age 68, was Executive Vice President, Secretary, Treasurer and Director of Federal Paper Board Company in Montvale, New Jersey until his retirement in 1996. He had served in various executive positions with Federal Paper Board since 1960. Mr. Kennedy has been a director of the Company since 1991. He is a member of the Executive Committee and the Executive Compensation Committee. (Term expires at the Annual Meeting in 2003.)

John E. Nolan

  Mr. Nolan, age 74, is a partner in the law firm of Steptoe & Johnson LLP in Washington, D.C. and has been engaged in the practice of law since 1956. He has been a director of the Company since 1971, and is a member of the Audit Committee and the Executive Committee. Mr. Nolan is also a director of Iomega Corporation. (Term expires at the Annual Meeting in 2003.)

James M. McNamee

  Mr. McNamee, age 57, has served as Chairman of the Board of Directors of the Company since 1996 and as President and Chief Executive Officer of the Company since 1984. He has been an employee of the Company since 1968, an officer since 1979 and a director since 1984. Mr. McNamee is a member of the Executive Committee and the Nominating Committee. (Term expires at the Annual Meeting in 2004.)

Kenneth R. Rossano

  Mr. Rossano, age 67, is a private investor. From 1992 to 1999, he was a Senior Vice President of Cassidy & Associates in Boston, Massachusetts. From 1991 to 1992, he was Vice President of Development, Massachusetts Higher Education Assistance Corporation in Boston, Massachusetts. He has been a director of the Company since 1967, and is a member of the Executive Committee and the Nominating Committee. Mr. Rossano is also a director of Active International, Inc and Chairman of the Katherine Gibbs School of Boston. (Term expires at the Annual Meeting in 2004.)

G. Earle Wight

  Mr. Wight, age 68, has served as Senior Vice President of the Company since 1985 and has been a director of the Company since 1966. Mr. Wight is a member of the Nominating Committee. (Term expires at the Annual Meeting in 2004.)

  Certain Relationships and Related Transactions

  Messrs. Wight and Rossano are brothers-in-law.

  Mr. John E. Nolan, a director of the Company, is a partner in the law firm of Steptoe & Johnson LLP, which performs legal services for the Company.

Compensation of Directors

  Each outside director of the Company will receive an annual retainer of $16,000 in 2002 plus a $2,000 fee for each regular or special meeting attended, a $1,000 fee for each telephone meeting attended, a $1,000 fee for each committee meeting attended and a $500 fee for each telephone committee meeting attended. Additionally, each committee Chairperson will receive an annual retainer of $4,000. In accordance with the 1997 Director Option Plan, each outside director received stock options to purchase 200,000 shares of common stock pursuant to the Plan. Directors who are employees of the Company do not receive stock options pursuant to the Plan nor do they receive director fees. Directors are also reimbursed for out-of-pocket expenses incurred in attending Board and committee meetings.

  The Company has entered into supplemental indemnity agreements with its executive officers and directors. The indemnity agreements require the Company to indemnify each such person for all expenses actually and reasonably incurred in defending or settling an action to which such person is a party or threatened to be made a party or is otherwise involved because of his or her status as an officer or director of the Company. If the action is brought by or in the right of the Company, the indemnification must be made only if such person acted in good faith, for a purpose reasonably believed to be in the best interest of the Company (or, in the case of service to another entity, not opposed to the interest of the Company).

Committees of the Board

  The Board of Directors has an Audit Committee, an Executive Committee, a Nominating Committee and an Executive Compensation Committee.

  The Audit Committee acts as principal liaison between the Board of Directors and the independent auditors employed by the Company and reviews the annual financial statements and the Company's internal accounting systems and controls. The Committee also recommends to the Board of Directors the selection of independent auditors to be employed by the Company.

  The Executive Committee exercises the authority of the Board of Directors in certain corporate matters between meetings and exercises specific powers and authority as may from time to time be lawfully delegated to it by the Board of Directors.

  The Nominating Committee nominates individuals for election or re-election to the Board of Directors. It will consider nominations recommended by shareholders who submit written recommendations to the Nominating Committee in care of the Secretary of the Company.

  The Executive Compensation Committee, among other matters, annually reviews and determines the compensation of the Chief Executive Officer of the Company and, upon his recommendation, the compensation of the other elected officers and senior management of the Company and annually reviews and recommends to the Board of Directors the compensation and allowances for the Company's outside directors. The Committee also prepares a report to shareholders (contained in this Proxy Statement) which discusses the Company's compensation policies for the executive officers, the Committee's bases for determining the compensation of the Chief Executive Officer for the past fiscal year, and the relationship between compensation and the Company's performance for the past fiscal year. The Executive Compensation Committee also administers the 1992 Stock Option Plan, the 1994 Stock Option Plan, the 1997 Stock Option Plan, the 1997 Director Option Plan, the 1999 Stock Option Plan and if approved by the shareholders, the 2002 Stock Option Plan and determines the amount and terms of the options granted under the plans. The Committee also administers the 1993 Employee Stock Purchase Plan.

  The Board of Directors held four regular meetings during the fiscal year ended December 31, 2001. The Audit Committee met four times, the Executive Committee met four times, the Executive Compensation Committee met four times, and the Nominating Committee met once in 2001. All directors attended at least 75% of the total number of meetings of the Board of Directors and the committees to which they belong.

Report of the Audit Committee

  On behalf of the Company's Board of Directors, the Audit Committee (Committee) oversees a comprehensive system of internal controls to ensure the integrity of financial reports and compliance with laws, regulations and corporate policies. The Committee consists entirely of directors who meet the independence requirements of the American Stock Exchange. The Board of Directors has adopted the Committee charter attached to this Proxy Statement.

  KPMG LLP, the Company's independent auditors, issued their unqualified report, dated February 25, 2002, on the Company's consolidated financial statements. Consistent with its oversight responsibility, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements for the year ended December 31, 2001.

  The Committee has also discussed with KPMG LLP matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Committee has also received the letter from KPMG LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," has discussed with the independent auditors their independence in relation to the Company and its management, and has considered whether KPMG LLP's provision of non-audit services is compatible with maintaining the auditors' independence.

  Based on these reviews and discussions, the Committee has recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2001, be included in the Company's Annual Report on Form 10-K for the fiscal year then ended.

                                                Submitted by,
                                                AUDIT COMMITTEE


                                                John E. Nolan, Chair
                                                Benjamin A. Currier
                                                Elaine L. Rigolosi

Compensation Committee Interlocks and Insider Participation

  For 2001, Dr. Elaine L. Rigolosi and Messrs. Quentin J. Kennedy and Benjamin
A. Currier served on the Executive Compensation Committee.

Executive Officers

  Set forth below are the executive officers of the Company who are not Directors. Executive officers serve at the pleasure of the Board of Directors.

Mario L. Cavezza

  Mr. Cavezza, age 54, has served as Senior Vice President and General Manager of Operations of the Company since April, 2000. Mr. Cavezza was Senior Vice President and Regional Manager of the Northern Region from 1997 until April, 2000 and has held various field supervisory positions since 1977. He has been an employee of the Company since 1968.

David J. Goldberg

  Mr. Goldberg, age 45, has served as Senior Vice President of Sales and Marketing of the Company since 1997. He was Vice President and National Sales Manager from 1993 to 1997. He has been an employee of the Company since 1979.

Robert William Jewett

  Mr. Jewett, age 49, has served as Senior Vice President and General Counsel of the Company since 1991 and as Secretary since 1983. He has been an employee of the Company since 1981.

Steven A. Kariotis

  Mr. Kariotis, age 45, has served as Senior Vice President and Regional Manager of the Company's Northern Region since 2001. He was Vice President and Regional Manager from 2000 to 2001 and Vice President and Zone Manager of the Company's Great Lakes Zone from 1988 to 2000. He has been an employee of the Company since 1982.

Fred Lash

  Mr. Lash, age 56, has served as Senior Vice President of the Company since 1993, as Chief Financial Officer since 1989 and as Treasurer since 1987. He has been an employee of the Company since 1987.

Joseph A. Marone, Jr.

  Mr. Marone, age 46, has served as Vice President of the Company since 1999 and as Controller since 1992. He has been an employee of the Company since 1990.

Raymond A. Sinclair

  Mr. Sinclair, age 55, has served as Senior Vice President and Regional Manager of the Company's Southern Region since 1990. He has been an employee of the Company since 1976.

Alexander Warren

  Mr. Warren, age 56, has served as Senior Vice President and Regional Manager of the Company's Western Region since 1991. He has been an employee of the Company since 1982.

Stock Ownership of Certain Beneficial Owners and Management

   The following table sets forth, as of March 1, 2002, the beneficial ownership of the Company's issued and outstanding Common Stock (on the basis of 65,106,015 shares outstanding on that date), including the stock ownership of each person who, to the Company's knowledge, owns over 5% of the Company's outstanding Common Stock, each of the directors of the Company, each executive officer named in the Summary Compensation Table which follows, and the directors and officers of the Company as a group, and the percentage which the shares owned constitute of the total shares outstanding.


                                                      Amount & Nature               Percent of Class
                                                       of Beneficial                 (based on # of
          Name and Position                            Ownership of                shares outstanding
         of Beneficial Owners                         Common Stock (1)                   3/01/02)
       ------------------------                     -------------------          ---------------------
Kayne Anderson Rudnick Investment                      3,916,971 (2)                     6.06%
Management, LLC
 1800 Avenue of the Stars, Second Floor
 Los Angeles, CA 90067

J.P. Morgan Chase & Co.                                3,265,651 (3)                     5.02%
 270 Park Avenue
 New York, NY 10017

Directors
---------

G. Earle Wight                                           916,348 (4)                     1.41%

Kenneth R. Rossano                                     1,482,752 (5)                     2.28%

James M. McNamee                                       3,762,629 (6)                     5.78%

Quentin J. Kennedy                                       228,000 (7)                       *

Elaine L. Rigolosi                                       168,400 (8)                       *

Benjamin A. Currier                                      121,596 (9)                       *

John E. Nolan                                            240,000 (7)                       *

Other Most Highly Paid Executive Officers
-----------------------------------------

Mario L. Cavezza                                         151,204 (10)                      *

David J. Goldberg                                        119,666 (11)                      *

Fred Lash                                                421,136 (12)                      *

Alexander Warren                                         153,942 (13)                      *

All officers and directors as a group (15 total)       8,370,386 (14)                   12.86%

___________

* Less than 1%

(1) Includes shares, if any, held by or for a spouse or minor children or as a trustee. Unless otherwise indicated, the director or 5% stockholder possesses sole investment and voting power in respect of these shares.

(2) Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson"), a registered investment advisor, filed a statement on Schedule 13G dated January 31, 2002, disclosing that it beneficially owned 3,916,971 shares of Common Stock of the Company, representing 6.06% of the Common Stock outstanding. On Schedule 13G, Kayne Anderson certifies that the shares of Common Stock were acquired in the ordinary course of business and were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with, or as a participant in, any transaction having such a purpose or effect.

(3) J.P. Morgan Chase & Co. ("J.P. Morgan"), on behalf of certain of its subsidiaries engaged in investment management and similar fiduciary activities, filed a statement on Schedule 13G dated February 13, 2002, disclosing that on December 31, 2001, it beneficially owned 3,265,651 shares of Common Stock of the Company, representing 5.02% of the Common Stock outstanding. On Schedule 13G, J.P. Morgan certifies that the shares of Common Stock were acquired in the ordinary course of business and were not acquired for the purpose of, and do not have the effect of changing or influencing the control of the Company and were not acquired in connection with, or as a participant in, any transaction having such a purpose or effect.

(4) Includes 533,344 shares held by the Lucile K. Wight Trust, of which Mr. Wight is trustee with sole voting and dispositive power, and 345,460 shares held by 874367 Ontario, Inc., a corporation of which Mr. Wight and his spouse Sonia are the controlling shareholders.

(5) Includes 222,976 shares held by Mr. Rossano's spouse, Cynthia, and 967,680 shares held by The Cynthia W. Rossano 1991 Trust, of which Mr. and Mrs. Rossano are trustees with sole voting and dispositive power. Also includes 200,000 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(6) Includes 1,334,329 shares held by Mr. McNamee and his spouse Patricia as joint tenants, and 140,800 shares held by Mr. McNamee's spouse, Patricia. Also includes 2,287,500 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(7) Includes 200,000 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(8) Includes 3,600 shares held by Ms. Rigolosi's spouse, Robert. Also includes 160,000 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(9) Includes 100,000 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(10) Includes 145,900 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(11) Includes 97,700 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(12) Includes 2,400 shares held by Mr. Lash and his spouse, Suzanne, as joint tenants. Also includes 400,400 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(13) Includes 133,100 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

(14) Includes shares owned individually by each officer and director in the group as well as shares indirectly owned by such persons as trustee of various trusts; however, where more than one officer or director is a trustee of the same trust, the total number of shares owned by such trust is counted only once in determining the amount owned by all officers and directors as a group. Also includes 4,498,300 shares underlying options that are currently exercisable or which will become exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Based solely on a review of reports and written representations furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with on a timely basis, except for three Form 4s reporting three stock sales by Mr. G. Earle Wight and one Form 4 reporting two stock purchases by Mr. James M. McNamee.

Compensation of Executive Officers

   The following table provides certain summary information concerning compensation paid or accrued for the last three completed fiscal years to or on behalf of the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 2001.

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------
                                                           Long term compensation
                                                           ----------------------
                                      Annual compensation   Awards     Payouts
                                      -------------------   ------     -------
                                                           Securities
Name and                                                   underlying    LTIP        All other
principal                              Salary  Bonus        options    payouts     compensation
position                       Year     ($)    ($)(1)       (#)(2)      ($)(3)        ($)(4)
-----------------------------------------------------------------------------------------------
James M. McNamee               2001   575,000  523,800      325,000     29,880        117,931
Chairman, President and        2000   500,000  641,200           --    316,160        113,131
   Chief Executive Officer     1999   425,000  607,500      150,000    707,250         62,652

Fred Lash                      2001   212,000  125,000       75,000         --         36,708
Senior Vice President,         2000   200,000  110,000           --         --         36,483
   Chief Financial Officer     1999   183,480  100,000       40,000         --         24,130
   and Treasurer

Mario L. Cavezza               2001   174,375  80,000        80,000         --         36,828
Senior Vice President and      2000   144,103  75,000            --         --         24,603
   General Manager, Operations 1999   110,040  50,000        30,000         --         13,279

David J. Goldberg              2001   165,000  62,500        65,000         --         13,973
Senior Vice President          2000   134,520  60,000            --         --         12,198
                               1999   110,100  50,000        30,000         --          9,293

Alexander Warren               2001   135,080  72,500        65,000         --         26,963
Senior Vice President          2000   118,080  70,000            --         --         26,647
                               1999   114,616  50,000        30,000         --         19,296

_____________

(1) For Mr. McNamee, includes stock awards with a fair market value on the award date of $298,800, $291,200 and $307,500 in 2001, 2000 and 1999 respectively.
    Perquisites fall below the thresholds required for disclosure and, accordingly, have been omitted.

(2) Includes the effect of two for one stock splits in 1999 and 2000.

(3) Represents the fair market value on the award date of the stock bonus awarded to Mr. McNamee under the CEO Compensation Plan, which provides the potential for annual stock bonuses.

(4) The amounts disclosed in this column include:

    (a) Company contributions of the following amounts in 2001, 2000 and 1999 respectively, under the Company's Salary Reduction Plan, a defined contribution plan on behalf of Mr. McNamee ($2,625, $2,400 and $2,200), Mr. Lash ($2,625, $2,400 and $2,400), Mr. Cavezza ($2,625, $2,400 and
        $1,900), Mr. Goldberg ($2,625, $2,400 and $1,900) and Mr. Warren
        ($2,625, $2,309 and $1,958).

    (b) Payment by the Company in 2001, 2000 and 1999 respectively of premiums on whole-life insurance policies in the following annual amounts for Mr. McNamee ($110,731, $106,156 and $55,877), Mr. Lash ($34,083, $34,083 and
        $21,730), Mr. Cavezza ($34,203, $22,203 and $11,379), Mr. Goldberg
        ($11,348, $9,798 and $7,392) and Mr. Warren ($24,338, $24,338 and
        $17,338).

    (c) Payment by the Company in 2001, 2000 and 1999 of premiums on a disability insurance policy for Mr. McNamee of $4,575 per year.

Option Grants in Last Fiscal Year

                                          OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------

                               Individual grants
-----------------------------------------------------------------------------------
                                  Number of            % of total
                              securities underlying  options granted                             Grant date
                                   options to          employees in     Exercise     Expiration    present
Name                           granted (#)(1)          fiscal year     price ($/Sh)    date      value ($)(2)
-------------------------------------------------------------------------------------------------------------
James M. McNamee                  200,000 (2)            35.2%         $  10.760      1/29/11     1,164,000
Chairman, President and           125,000 (3)            10.9%         $   6.850     10/23/11       480,000
  Chief Executive Officer

Fred Lash                          50,000 (2)             8.8%         $  10.760      1/29/11       291,000
Senior Vice President,             25,000 (4)             2.2%         $   6.850     10/23/11        96,000
  Chief Financial Officer
  and Treasurer

Mario L. Cavezza                   50,000 (2)             8.8%         $  10.760      1/29/11       291,000
Senior Vice President and          30,000 (4)             2.6%         $   6.850     10/23/11       115,200
  General Manager, Operations

David J. Goldberg                  40,000 (2)             7.0%         $  10.760      1/29/11       232,800
Senior Vice President              25,000 (4)             2.2%         $   6.850     10/23/11        96,000

Alexander Warren                   40,000 (2)             7.0%         $  10.760      1/29/11       232,800
Senior Vice President              25,000 (5)             2.2%         $   6.850     10/23/11        96,000

(1) The 1992, 1994 and 1999 Stock Option Plan grants become exercisable commencing 24 months after the grant date and 25% become exercisable on each successive anniversary of that date, with full vesting occurring on the fourth anniversary date. The options terminate upon termination of employment for any reason other than death, disability or retirement. Further, to be eligible to exercise the options, an optionee must remain in the employment of the Company for a period of 24 months from the date of grant (or retirement or total disability, if earlier). Options that are not fully vested and exercisable as of the date the optionee terminates employment because of death, disability or retirement, or as of the date of an actual or threatened change in control of the Company, become vested and exercisable in full on such date. Similarly, the vesting of options may be accelerated in connection with certain mergers, consolidations, sales or transfers by the Company of substantially all of its assets.

(2) These options were granted under the 1999 Stock Option Plan on January 29, 2001.

(3) These options were granted under the 1999 Stock Option Plan on October 23, 2001.

(4) These options were granted under the 1994 Stock Option Plan on October 23, 2001.

(5) These options were granted under the 1992 Stock Option Plan on October 23, 2001.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table provides certain information on options exercised in 2001 and the value of unexercised options at December 31, 2001.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
--------------------------------------------------------------------------------------------

                                                                             Value of
                                                  Number of securities      unexercised
                                                       underlying          in-the-money
                                                  unexercised options        options at
                                                     FY-end ($)(3)        at FY-end (#)(2)
                    Shares
                    acquired           Value          Exercisable/         Exercisable/
Name              on exercise(#)  realized ($)(1)    Unexercisable         Unexercisable
--------------------------------------------------------------------------------------------
James M. McNamee      50,000       $  314,000      2,727,500/657,500    18,882,625/1,312,750

Fred Lash             40,000       $  372,825        350,400/195,000       2,358,843/502,375

Mario L. Cavezza      27,200       $  231,822        125,900/152,500         743,318/282,688

David J. Goldberg          0       $        0         81,700/131,500         408,471/237,300

Alexander Warren           0       $        0        107,100/143,500         581,420/313,700

_________________


(1) Amount represents the difference between the exercise price and the fair market value on the date of exercise, multiplied by the number of options exercised.

(2) Includes the effect of two for one stock splits of the Company's Common Stock in 1997, 1999 and 2000.

(3) Amount represents the difference between the exercise price and the fair market value on December 31, 2001 ($8.95), multiplied by the number of options exercisable and unexercisable.

  Report of the Executive Compensation Committee

        The report of the Executive Compensation Committee below shall not be deemed to be filed under, or incorporated by reference into any filing under, the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.

  The Company's Executive Compensation Committee for 2001 was comprised of three directors who are not present or former employees of the Company. The Committee establishes compensation policies for the Chief Executive Officer (CEO) and other executive officers and administers the Company's programs for cash compensation and stock awards, bonuses and options.

  Essentially, the Committee believes that executive compensation should be largely determined by management's performance in the shareholders' interests. This usually means earnings. Sustained growth in earnings will ultimately be reflected in increased shareholder value and positioning the Company for future growth in revenues and earnings is an important management function.

  The Committee believes that employee stock ownership effectively aligns employees with the interests of stockholders and looks to stock options to provide an opportunity for employee stock ownership. The Committee further believes that compensation is important to attract talented individuals to the Company, to retain them and to provide incentive. In addition, the CEO has been entitled to stock awards and stock bonuses (or cash payments in lieu of stock awards or stock bonuses) under the CEO Compensation Plans that have been in effect since 1990.

  Each year the Committee also reviews and determines the compensation of the other executive officers. In furtherance of the Company's policy to provide incentives and to reward performance, compensation is based on specific criteria developed through the Company's experience, including attainment of revenue and expense objectives, planning and organizational development and personal leadership. The weight accorded each of these factors is within the Committee's discretion and may depend on the Company's performance during the year.

  The following information regarding stock options and stock awards is presented after giving effect to two for one stock splits effected on August 22, 1997, January 8, 1999, and April 12, 2000.

  In accordance with the current CEO Compensation Plan, for 2001, Mr. McNamee was awarded a cash bonus of $225,000 in recognition of the Company's outstanding performance. He received a cash bonus of $350,000 for 2000. Stock awards for the CEO have been based on continuing satisfactory performance measured against management objectives established by the Board. These objectives include corporate growth and development, profitability, total return to shareholders and management team development. For 2001, Mr. McNamee received a stock award of 36,000 shares. He had received a stock award of 28,000 shares for 2000. Stock bonuses for the CEO are based on sustained increases in earnings per share. For 2001, Mr. McNamee received a stock bonus of 3,600 shares. He received a stock bonus of 30,400 shares in 2000.

  For 1999 through 2001 the Committee developed a CEO Compensation Plan utilizing the stock award and stock bonus principals that were established in the earlier CEO Plans. In addition, the 1996-98 Plan, in order to provide incentive for the Company to achieve earnings and share price goals over the life of the Plan, provided for a special 800,000 share option (100,000 shares pre-split) for the CEO, which was granted in 1997. This option is a variation of the Company's regular options that become exercisable 20% during the first year and an additional 20% each of the next four years. It provides, however, that the entire 800,000 share option may be exercised if the Company's earnings exceed $.175 a share for 1998 and the stock price is at or above $3.75 per share for any period of thirty consecutive days in the first six months of 1999. The earnings and stock price requirements have been met and the options are now exercisable

$2.14 per share which was the fair market value on April 9, 1997, the date the option was approved by the Board. This option has been adjusted for the 1997, 1999 and 2000 stock splits. This option was submitted to shareholders and approved at the 1997 annual meeting.

Section 162(m) of the Internal Revenue Code, enacted in 1993 and effective for taxable years beginning after January 1, 1994, generally limits to $1 million per individual per year the federal income tax deduction for compensation paid by a publicly-held company to certain executive officers. Compensation that qualifies as performance-based compensation for purposes of this section is not subject to the $1 million deduction limitation. The Executive Compensation Committee will continue to evaluate this provision but presently intends to qualify compensation as performance-based to the extent feasible and in the best interest of the Company.


                                                EXECUTIVE COMPENSATION COMMITTEE



                                                Quentin J. Kennedy, Chair
                                                Elaine L. Rigolosi
                                                Benjamin A. Currier

Stock Price Performance Graph

  The Stock Price Performance Graph below shall not be deemed to be filed under, or incorporated by reference into any filing under, the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference.

  The following graph compares the cumulative total shareholder return (assuming dividends are reinvested) on the Company's Common Stock for the last five years with the cumulative total return (assuming dividends are reinvested) of the Standard & Poor's 500 Stock Index and the Russell 2000 Index. The Russell 2000 Index was selected because it represents companies with similar market capitalization to the Company. The shareholder return shown on this graph is not necessarily indicative of future performance.

                              [GRAPH APPEARS HERE]

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
         AMONG HOOPER HOLMES, INC., S&P 500 INDEX AND RUSSELL 2000 INDEX

Measurement Period            Hooper             S&P 500           Russell 2000
(Fiscal year covered)       Holmes, Inc.          Index               Index
---------------------       -----------         ---------         -------------

BASE                        $    100.00        $   100.00         $      100.00
FYE 1997                    $    166.06        $   131.01         $      120.52
FYE 1998                    $    332.69        $   165.97         $      116.36
FYE 1999                    $    591.61        $   198.35         $      139.20
FYE 2000                    $    509.59        $   178.22         $      133.35
FYE 2001                    $    413.75        $   154.99         $      134.72

ASSUMES $100 INVESTED ON DECEMBER 31, 1996
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2001

                                                               1996      1997         1998        1999         2000       2001
                                                            =====================================================================
RUSSELL 2000 INDEX
  Russell 2000 Index
    Share price @ 12/31/xx                                    362.610   437.020      421.940     504.750      483.540    488.500
    Dividends during period                                               0.000        0.000       0.000        0.000      0.000
    Total shareholder return                                              20.52%       -3.45%      19.63%       -4.20%      1.03%

    Value @ 12/31/xx using 1996 as base year                  100.000   120.521      116.362     139.199      133.350    134.718




S&P 500 INDEX
    Share price @ 12/31/xx                                    740.740   970.430    1,229.400   1,469.250    1,320.140  1,148.080
    Dividends during period                                               0.000        0.000       0.000        0.000      0.000
    Total shareholder return                                              31.01%       26.69%      19.51%      -10.15%    -13.03%

    Value @ 12/31/xx using 1996 as base year                  100.000   131.008      165.969     198.349      178.219    154.991




HOOPER HOLMES, INC.
    Share price @ 12/31/xx                                      2.188     3.625        7.250      12.875       11.060      8.950
    Dividends during period                                               0.008        0.013       0.018        0.030      0.030
    Total shareholder return                                              66.06%      100.34%      77.83%      -13.86%    -18.81%
    adjusted for 2 for 1 splits 9/5/97, 1/08/99 and 4/12/00.

    Value @ 12/31/xx using 1996 as base year                  100.000   166.057      332.687     591.609      509.588    413.752

Employment Contracts and Change-in-Control Arrangements

  In 1990, the Company entered into an employee retention agreement, as amended (the "Agreement") with Mr. McNamee entitling him to certain benefits if his employment is terminated within two years of a "change of control", as defined in the Agreement. Following a change of control, Mr. McNamee is entitled to retain the same position, duties and compensation as he had prior to the change of control for a period of two years after the date of the change of control. After a change in control has occurred, if Mr. McNamee's employment is terminated by the Company or by Mr. McNamee within two years of the date of the change of control (other than as a result of his death, disability or for cause, as defined in the Agreement), Mr. McNamee is entitled to receive a lump sum payment in cash equal to the aggregate of (a) to the extent unpaid, his highest base salary through the date of termination (as defined in the Agreement), (b) a pro rata portion of his recent bonus (as defined in the Agreement, generally to be the highest annual guaranteed bonus to which he was entitled during the last two full fiscal years prior to the date of the change of control), (c) twice the sum of his highest base salary and recent bonus, and (d) all amounts of compensation previously deferred (with accrued interest thereon) and unpaid and any accrued vacation pay not yet paid by the Company. In addition, he will be entitled to receive during the two year period after the change of control, all benefits payable to him (or his family) under welfare benefit programs (such as medical, dental, disability and life insurance programs) equivalent to those most favorable immediately preceding the date of the change of control. In the event that Mr. McNamee would be subject to an excise tax, then he is entitled to receive an additional payment such that after Mr. McNamee pays such excise taxes, including any excise tax imposed on any portion of such additional payment, Mr. McNamee will retain additional payments equal to the excise taxes imposed.

  The Company has entered into employee retention agreements ("Agreement") with each of the other Executive Officers of the Company, entitling them to certain benefits if their employment is terminated within two years of a change in control, as defined in the Agreement. Following a change in control, each Executive Officer is entitled to retain the same position, duties and compensation as he had prior to the change of control for a period of one or two years after the date of the change in control. After a change in control has occurred, if the Executive Officer's employment is terminated by the Company or by the Executive Officer within two years of the date of the change in control (other than as a result of his death, disability or for cause as defined in the Agreement), the Executive Officer is entitled to receive a lump sum payment in cash equal to the aggregate of (a) to the extent unpaid, his highest base salary through the date of termination (as defined in the Agreement), (b) a pro rata portion of his recent bonus (as defined in the Agreement, generally to be the highest guaranteed bonus to which he was entitled during the last three full fiscal years prior to the date of the change of control), (c) twice the sum of his highest base salary and recent bonus, and (d) all amounts of compensation previously deferred (with accrued interest thereon) and unpaid and any accrued vacation pay not yet paid by the Company. In addition, the Executive Officer will be entitled to receive during the two year period after the change in control, all benefits payable to him (or his family) under welfare benefit programs (such as medical, dental, disability and life insurance programs) equivalent to those most favorable immediately preceding the date of the change in control. In the event that the Executive Officer would be subject to an excise tax, then he is entitled to receive an additional payment such that after the Executive Officer pays such excise taxes, including any excise tax imposed on any portion of such additional payment, he will retain additional payments equal to the excise taxes imposed.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN.


          ITEM 2--PROPOSAL FOR APPROVAL OF THE 2002 STOCK OPTION PLAN

  The Executive Compensation Committee recommended that the Company establish a new stock option plan and the Board approved resolutions adopting the Hooper Holmes, Inc. 2002 Stock Option Plan (the

"2002 Plan"), subject to approval by the Company's shareholders. The purpose of the 2002 Plan is to reward key managers and employees for their best efforts on behalf of the Company, to induce such employees to remain in the employ of the Company, to attract talented individuals to join the Company, to motivate such employees to exert their best efforts on behalf of the Company, and to encourage such employees to secure or increase their stock ownership in the Company.

General

  The 2002 Plan provides for the grant of stock options and/or stock appreciation rights as incentives and rewards to key managers and employees for their efforts on behalf of the Company. The maximum number of shares of Common Stock of the Company that may be issued under the 2002 Plan is 3 million shares, subject to proportionate adjustment to prevent substantial dilution or enlargement of rights in the event that a stock dividend, stock split, reverse stock split, reclassification, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, change in corporate structure, or any similar change affects the Common Stock. In such events, shares subject to outstanding options and stock appreciation rights (and the price per share of such shares) also will be proportionately adjusted. No option or stock appreciation right may be granted under the 2002 Plan after the expiration of ten (10) years from the date the 2002 Plan was adopted by the Board. On April 9, 2002 the closing price of the Company's Common Stock was $10.58 per share.

Administration

  The 2002 Plan will be administered by the Executive Compensation Committee of the Board of Directors (or other committee that satisfies the requirements for non-employee directors set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) (the "Committee"). The Committee, after consultation with the Company's Chief Executive Officer, will determine, among other matters, (1) the employees to whom options and/or stock appreciation rights are to be granted, (2) the type of grant, if any, each such employee will receive, (3) the number of shares subject to each option and/or stock appreciation right, (4) the time and manner of exercise, (5) the duration of the exercise period and (6) such restrictions, terms and conditions as it deems appropriate. The Committee also will have the authority to interpret the 2002 Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for its administration, and make such other determinations under, and interpretations of, the 2002 Plan, and take such other action, as it deems necessary or advisable, and may exercise its discretion with respect to the powers and rights granted to it under the Plan.

Eligibility

  Present and future key managers and employees of the Company (or its subsidiaries) are eligible to receive awards under the 2002 Plan. The Committee will have the authority to determine who is a key manager or employee. Currently, approximately 370 employees would be eligible to participate in the 2002 Plan.

  Upon notice to a key manager or employee of the Committee's decision to grant an option and/or stock appreciation right to him/her, that employee will receive the option and/or stock appreciation right granted only if the employee enters into an Option Agreement or Stock Appreciation Right Agreement within thirty
(30) days after receiving the notice. The employee must agree in the Option Agreement or Stock Appreciation Right Agreement to remain in the employ of the Company for a period of twenty-four (24) months from the date of the grant (or until the employee's earlier retirement or total disability), and unless otherwise provided, the employee may not exercise the options and/or stock appreciation rights until after such period, or until the employee's earlier retirement, death, total disability or an actual or threatened change in control of the Company. Options and stock appreciation rights are not transferable other than by will or by the laws of descent and distribution.

Terms and Conditions of Grants of Options

  The Committee will designate whether an option is an incentive stock option (and therefore subject to certain specific limitations necessary to receive tax treatment as such under the Internal Revenue Code of 1986, as amended (the "Code")) or a nonqualified stock option, the exercise date or dates of the option, and the option period. The purchase price of shares subject to an incentive stock option or nonqualified stock option, will be no less than 100% (110% in the case of incentive stock options granted to holders of more than 10% of the Company's voting stock) of the fair market value of a share of Common Stock on the grant date. The option price of the shares must be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Common Stock equal in fair market value to the option price. The option period, including any extensions that may be granted in the Committee's discretion, may not exceed ten (10) years from the date of the grant (or five years in the case of incentive stock options granted to holders of more than 10% of the Company's voting stock). Options not yet fully vested will become vested and exercisable in full in the event of death, total disability, or retirement of the participant or if there is an actual or threatened change in control of the Company. Under the 2002 Plan, an employee's total disability, retirement or termination of employment may result in a reduction of the option period initially established by the Committee. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options may be granted under the 2002 Plan and any other plan maintained by the Company cannot exceed $100,000 for shares which became exercisable for the first time by an Optionee during any calendar year.

  The Committee may also provide for the automatic grant of a new option (a "Reload option") and may designate it as an incentive stock option or a nonqualified stock option. The Reload option may be granted automatically to a participant when he exercises an option, in whole or in part, by surrendering previously acquired shares of Common Stock or a portion of the shares being acquired upon exercise of the option. Any such Reload option will be for the number of shares delivered upon the employee's exercise of an option, will be exercisable only in the event shares purchased upon exercise of the original option are held for the holding period specified in the Option Agreement, and will terminate in the event such shares are sold prior to the expiration of the holding period. The purchase price of shares subject to each Reload option will be no less than the fair market value on the date of the Reload option grant.

  The Board or the Committee may authorize the Company to give or arrange for financial assistance for the purpose of providing funds for the purchase of Common Stock pursuant to the exercise of an option granted under the 2002 Plan. However, the amount of financial assistance may not exceed ninety percent (90%) of the purchase price. The recipient of the financial assistance must provide a negotiable promissory note for the amount, payable to the Company or its order, of not more than five years in term, with an interest rate to be fixed by the Committee of not less than the applicable federal rate (as defined in the Code), and must pledge the shares purchased as security.

Terms and Conditions of Stock Appreciation Rights

  The Committee may grant stock appreciation rights covering the same shares (or a lesser number of shares) of Common Stock that are covered by an option or shares that are not covered by an option. A stock appreciation right that is related to an option (in which case the exercise of one automatically cancels the right to exercise all or a portion of the other) generally will be subject to the same terms and conditions as the related option and will entitle the holder to surrender the related unexercised option and to receive an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over the option price times the number of shares covered by the surrendered option. A stock appreciation right granted independently of any option will be exercisable at such times and under circumstances as determined by the Committee, however, it shall be exercisable no later than ten (10) years after the date of grant. A stock appreciation right granted independently will entitle the holder to receive an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over the price per share stated in the stock appreciation right (which price will be no less than 100% of the fair mar-ket value of a share of Common Stock on the grant date) times the number of shares covered by the stock appreciation right. The Committee will determine at the time of the grant whether payment upon exercise will be made in cash, in shares of Common Stock, or partly in cash and partly in shares. The Committee may approve or deny a request to exercise a stock appreciation right.

Amendment and Termination

  The Board may amend the 2002 Plan as it may deem advisable, provided, however, that no amendment will be effective without prior shareholder approval if the amendment would (a) materially increase the number of securities which may be issued under the 2002 Plan to Insider Participants; or (b) materially modify the requirements as to eligibility for participation in the 2002 Plan to add a class of Insider Participants. Certain other amendments may also require shareholder approval. The Board may terminate the 2002 Plan at any time. No amendment or termination of the 2002 Plan will alter or impair any rights or obligations under any option or stock appreciation right previously granted without the participant's consent.

2002 Plan Benefits

  Because grants under the 2002 Plan are entirely discretionary, the Company cannot determine the number of options and/or stock appreciation rights that will be granted to participants in the future or that would have been granted to participants in 2001 if the 2002 Plan had been in effect.

Federal Income Tax Treatment of Awards

  Nonqualified Stock Options and Stock Appreciation Rights: A recipient will not
  --------------------------------------------------------
realize taxable income at the time a nonqualified stock option or stock appreciation right is granted and no deduction will be allowed for the Company at that time. Upon exercise, the recipient will generally realize ordinary income (i) in the case of the exercise of a nonqualified stock option, in an amount equal to the difference between the fair market value of the shares at the time of exercise and the option price, and (ii) in the case of the exercise of a stock appreciation right, in an amount equal to the cash or the fair market value of the shares received pursuant to the exercise. Tax withholding is required on such income or the Company must otherwise ensure that the amount of required withholding is remitted by the recipient to the Company. The Company normally will be entitled to a deduction at the same time and in the same amount as the employee is considered to have realized as ordinary income in connection with the exercise.

  If an Optionee exercises a nonqualified stock option by surrendering Common Stock already owned by the optionee with a fair market value equal to all or a portion of the exercise price, the optionee will not recognize any gain or loss upon the surrender of already-owned shares of Common Stock for an equal number of new shares of Common Stock. The basis and holding period of the old shares is carried over to an equal number of new shares.

  Section 83(c)(3) of the Internal Revenue Code provides that a recipient who is subject to potential liability under Section 16(b) will recognize income on the exercise date in accordance with the rules described above, if the option or stock appreciation right was issued at least six months before such date. However, an argument can be made, based upon the Code and regulations, that if an Insider Participant has made, or could make, other purchases of Company stock within six months before or after the exercise date of a nonqualified stock option or a stock appreciation right that is exercisable for cash or Common Stock, taxation will be deferred until six months after the exercise date, unless the recipient has made a timely election under Section 83(b) of the Code to be taxed as of the date of exercise. At the time the recipient recognizes ordinary income, the Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the recipient, subject to proper withholding.

  Upon the sale of stock acquired upon the exercise of a nonqualified stock option or stock appreciation right, the seller will realize a capital gain or loss equal to the difference between the amount realized on such disposition and the employee's basis for the shares. The employee's basis will equal the fair market value of the shares acquired upon the exercise as of the date such shares were includible in income, unless such shares were acquired with previously owned shares. In such event the employee's basis will equal the basis of an equal number of the previously owned shares.

  Incentive Stock Options: An optionee will not realize taxable income at the
  -----------------------
time an incentive stock option is granted or exercised, however, if an incentive stock option is exercised more than three months following the optionee's termination of employment for any reason except death or disability (a disqualifying exercise), the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. Although an optionee will not realize ordinary income upon his or her exercise of an incentive stock option, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the optionee. If an optionee exercises an incentive stock option by surrendering Common Stock, the same results as discussed above with respect to nonqualified stock options will apply.

  When Common Stock covered by an incentive stock option is sold, the optionee will be taxed on the difference between the sale price and the original option price. If the optionee has held the stock for at least one year after exercise of the incentive stock option and two years after the date the incentive stock option was granted, the gain, if any, will be treated as capital gains. If an optionee sells stock covered by an incentive stock option in a disqualifying disposition, i.e. within one year after the exercise of the incentive stock option or within two years after the grant of the incentive stock option, the optionee will recognize ordinary income in the year of the disposition on the difference between the option price and the lesser of the fair market value of the stock on the date of exercise and the sale price of the stock. The optionee's basis in the shares sold is the amount recognized as ordinary income upon the exercise of an incentive stock option added to the option exercise price.

  The Company generally is not entitled to a deduction as a result of the grant or exercise of an incentive stock option. However, if the optionee recognizes ordinary income as a result of a disqualifying exercise or disposition, the Company is entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disqualifying disposition or exercise occurs.

Change of Control

  The 2002 Plan provides that, in the event of certain changes in ownership or control of the Company, the right to exercise options otherwise subject to a vesting schedule may be accelerated. In the event such acceleration occurs and depending upon the individual circumstances of the recipient, certain amounts with respect to such options may constitute "excess parachute payments" under the "golden parachute" provisions of the Code.

  Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

Code Section 162(m)

  Effective January 1, 1994, Section 162(m) of the Code generally limits to $1 million per individual per year the corporate deduction for compensation paid to the Company's Chief Executive Officer and certain other officers of the Company whose compensation is required to be reported in the Summary Compensation Table. Under Section 162(m) of the Code, compensation attributable to options and stock appreciation rights that satisfy certain criteria is considered performance-based compensation and as such is excluded from the compensation taken into account for purposes of the $1 million compensation deduction limitation. The requirements for performance-based compensation, as applied to options and stock appreciation rights, include disclosure to shareholders of the class of employees who are eligible to receive such compensation, the maximum number of shares for which grants may be made to any employee and the exercise price of the grants. As set forth forth above, grants may be made under the 2002 Plan to key managers, and the exercise price for such grants must be no less than 100% of the fair market value of a share of Common Stock on the grant date. The options and stock appreciation rights granted under the 2002 Plan also are intended to satisfy the other requirements for performance-based compensation under Section 162(m) of the Code and, accordingly, the Company expects to be entitled to a deduction for any ordinary income that is realized by any employee with respect to options and stock appreciation rights granted under the 2002 Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PLAN.

                  ITEM 3--RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors has selected the firm of KPMG LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 2002, subject to ratification by the shareholders. This firm (and its predecessors) has served as the Company's auditors since 1980.

Audit Fees

  The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the consolidated financial statements of the Company for 2001 and the reviews of the Company's quarterly financial statements during 2001 were $106,000.

Financial Information Systems Design and Implementation Fees

  There were no fees billed by KPMG LLP for information technology services relating to financial information systems design and implementation rendered to the Company for 2001.

All Other Fees

  The aggregate fees billed by KPMG LLP for other services rendered to the Company for 2001 were $289,000, primarily for tax compliance and tax advisory services.

  The Company's Audit Committee has considered whether the provision of the non-audit services provided by KPMG LLP to the Company is compatible with maintaining KPMG LLP's independence.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP.

  If the appointment is not approved, the Board will select other independent accountants. It is expected that representatives of the firm of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

Shareholder Proposals for the 2003 Annual Meeting

        Proposals of shareholders intended for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2003, must be received at the Company's executive offices not later than

December 16, 2002. Proponents should submit their proposals to Robert William Jewett, Secretary, by Certified Mail--Return Receipt Requested.

  A shareholder who wishes to make a proposal at the 2003 Annual Meeting of Shareholders without including the proposal in the Company's proxy statement must notify the Company of such proposal by March 1, 2003. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the 2003 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

Other Matters

  The Company is not aware of any business which will be presented at the 2002 Annual Meeting of Shareholders other than those matters set forth in the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly presented at the 2002 Annual Meeting for action, it is intended that the persons named in the accompanying proxy and acting thereunder will vote in accordance with their best judgment on such matters.

Solicitation of Proxies

  The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration and at minimal cost. The Company has also retained the services of Georgeson Shareholder to solicit proxies on behalf of the Company. The fee for such services is not to expected to exceed $10,000. The cost of soliciting proxies will be borne by the Company.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        HOOPER HOLMES, INC.



                                        /s/ Robert William Jewett
                                        Robert William Jewett
                                        Secretary

April 15, 2002

                               HOOPER HOLMES, INC.
                             Audit Committee Charter
                             -----------------------

  The audit committee is comprised of three independent members of the board of directors. The committee's purpose is to enable the board to fulfill its oversight responsibilities by reviewing: (1) the financial information provided to shareholders and the public, (2) the company's systems of internal controls, and (3) the audit process.

  The committee will meet at least quarterly. This charter will be reviewed annually and updated as necessary.

  The audit committee will provide an open channel of communication between the internal and external auditors and the board.

  In carrying out its responsibilities, the committee will perform the following specific functions:

   Independent Accountants. Recommend independent accountants to the board of
   -----------------------
   directors, approve their compensation, and recommend and approve successor independent accountants.

   Internal Auditor. Review and concur in the appointment, replacement,
   ----------------
   reassignment, or dismissal of the internal auditor.

   Review and Fees. Confirm and assure the independence of the internal auditor
   ---------------
   and the independent accountants, including a review of management consulting services and related fees provided by the independent accountant.

   Risk Assessment. Question management, the director of internal auditing, and
   ---------------
   the independent accountants about the company's significant risks or exposures and assess the steps management has taken to minimize such risks.

   Audit Scope. Consider, in consultation with the independent accountants and
   -----------
   the internal auditor, the scope of plans for audits to be conducted by each.

   Internal Controls; Audit Recommendations. Consider and review with the
   -----------------
   independent accountants and the internal auditor:

     a. Adequacy of the company's internal controls, including computerized information systems and security.

     b. Significant findings and recommendations of the independent accountants and internal auditor together with management's responses thereto.

   Annual Audit. Review with management and the independent accountants at the
   ------------
completion of the annual examination:

     a. The company's annual financial statements and related footnotes.

     b. The independent accountants' audit of the financial statements and report.

     c. Any significant changes required in the independent accountants' audit plan.

     d. Any serious difficulties or disputes with management encountered during the course of the audit.

Review of Internal Auditor. Consider and review with management and the internal
--------------------------
auditor:

     a. Significant findings during the year and management's responses.

     b. Any difficulties encountered in the course of internal audits, including scope of the internal auditor's work and access to required information.

     c. Any changes required in the planned scope of the internal audit plan.

     d. The internal auditor's charter, budget and staffing.

     e. The internal auditor's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

Financial Statements. Review filings with the SEC and other published documents
--------------------
containing the company's financial statements and consider whether the information contained in these documents is accurate and consistent with the financial statements.

Legal & Regulatory Matters. Review legal and regulatory matters and company
--------------------------
policies that may have a material impact on the financial statements; review reports received from regulators.

Executive Sessions. Meet with the internal auditor, the independent accountants,
------------------
and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

Reports to Board. Report, generally at each board meeting, to the board of
----------------
directors with such recommendations as the committee deems appropriate.

                               HOOPER HOLMES, INC.

                             2002 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----
ARTICLE I   DEFINITIONS....................................................   6

            1.1    Beneficiary.............................................   6
            1.2    Board...................................................   6
            1.3    Code....................................................   6
            1.4    Committee...............................................   6
            1.5    Common Stock............................................   6
            1.6    Company.................................................   6
            1.7    Effective Date..........................................   6
            1.8    Employee................................................   6
            1.9    Employment Period.......................................   6
            1.10   Exchange Act............................................   7
            1.11   Fair Market Value.......................................   7
            1.12   Grantee.................................................   7
            1.13   Incentive Stock Option..................................   7
            1.14   Insider Participant.....................................   7
            1.15   Noninsider Participant..................................   8
            1.16   Nonqualified Option.....................................   8
            1.17   Option..................................................   8
            1.18   Option Agreement........................................   8
            1.19   Optionee................................................   8
            1.20   Option Price............................................   8

             1.21     Plan.................................................    8
             1.22     Reload Option........................................    8
             1.23     Retirement...........................................    8
             1.24     Rule 16b-3...........................................    8
             1.25     Stock Appreciation Right.............................    9
             1.26     Stock Appreciation Right Agreement...................    9
             1.27     Subsidiary...........................................    9
             1.28     Total Disability.....................................    9

ARTICLE II   PURPOSE.......................................................    9

             2.1      Purpose..............................................    9
             2.2      Effective Date.......................................   10

ARTICLE III  ELIGIBILITY...................................................   10

             3.1      Persons Eligible.....................................   10
             3.2      Notice...............................................   10
             3.3      Grant Contingent Upon Written Agreement..............   10

ARTICLE IV   COMMON STOCK COVERED BY THE PLAN..............................   11

             4.1      Maximum Number of Shares.............................   11
             4.2      Source of Shares.....................................   11
             4.3      Adjustment to Number of Shares.......................   12

ARTICLE V    TERMS AND CONDITIONS OF OPTIONS...............................   12

             5.1      Option Price.........................................   13
             5.2      Date of Option Grant.................................   13
             5.3      Exercise of Option...................................   13

             5.4      Sales of Stock Underlying Options..........................   13
             5.5      Option Period..............................................   14
             5.6      Accelerated Vesting in the Event of Death, Disability,
             Retirement, Change in Control or Other Transactions.................   14
             5.7      Exercise in the Event of Death, Disability, Retirement,
             or Termination of Employment........................................   16
             5.8      Payment of Option Price....................................   17
             5.9      Reload Options.............................................   17
             5.10     Additional Terms Applicable to Incentive Stock Options.....   18

ARTICLE VI   STOCK APPRECIATION RIGHTS...........................................   21

             6.1      General....................................................   21
             6.2      Exercise and Payments......................................   22
             6.3      Restrictions...............................................   23

ARTICLE VII  LOANS...............................................................   24

             7.1      Loans......................................................   24
             7.2      Promissory Note............................................   25
             7.3      Pledge.....................................................   25

ARTICLE VII  DESIGNATION.........................................................   26

             8.1      Designation and Change of Designation......................   26
             8.2      Absence Of Valid Designation...............................   26

ARTICLE IX   ADMINISTRATION OF THE PLAN..........................................   27

             9.1      Committee..................................................   27
             9.2      Powers of Committee........................................   27

             9.3      Action by Committee....................................  27
             9.4      Grant of Option and/or Stock Appreciation Right........  28
             9.5      Indemnification........................................  29
             9.6      Reliance...............................................  29
             9.7      Agents.................................................  30

ARTICLE X    AMENDMENT AND TERMINATION.......................................  30

             10.1     Amendment..............................................  30
             10.2     Termination............................................  31

ARTICLE XI   MISCELLANEOUS PROVISIONS........................................  31

             11.1     No Rights as Shareholder...............................  31
             11.2     No Rights to Continued Employment......................  31
             11.3     Compliance with Other Laws and Regulations.............  32
             11.4     Payments to Person Other Than Employee.................  32
             11.5     Use of Proceeds........................................  33
             11.6     No Right to Options and Stock Appreciation Rights......  33
             11.7     Withholding............................................  33
             11.8     Nontransferability.....................................  33
             11.9     Investment Representation..............................  34
             11.10    No Right, Title, or Interest in Company's Assets.......  34
             11.11    Headings...............................................  35
             11.12    Governing Law..........................................  35
             11.13    Pronouns...............................................  35

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     1.1  Beneficiary shall mean the individual or entity designated in
          -----------
accordance with Article 8 of the Plan to receive any amounts payable under the Plan upon the death of an Optionee or Grantee.

     1.2  Board shall mean the Board of Directors of the Company.
          -----

     1.3  Code shall mean the Internal Revenue Code of 1986, in effect and as
          ----
amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     1.4  Committee shall mean the committee established by the Board to
          ---------
administer the Plan, in accordance with the provisions of Article 9 of the Plan, or if no Committee is established, then the Board shall constitute the Committee.

     1.5  Common Stock shall mean the common stock, par value $.04 per share, of
          ------------
the Company.

     1.6  Company shall mean Hooper Holmes, Inc., a New York corporation, its
          -------
Subsidiaries and their successors and assigns.

     1.7  Effective Date shall have the meaning ascribed to such term in Section
          --------------
2.2 of the Plan.

     1.8  Employee shall mean a person employed by the Company.
          --------

     1.9  Employment Period shall have the meaning ascribed to such term in
          -----------------
Section 3.3 of the Plan.

     1.10 Exchange Act shall mean the Securities Exchange Act of 1934, in effect
          ------------
and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

     1.11 Fair Market Value shall mean, as applied to a specific date, the
          -----------------
closing price for the Common Stock on such date as reported on the principal stock exchange upon which the Company's Common Stock is listed, or if the Common Stock is not listed on any stock exchange, then the closing price on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ"); or if the Common Stock is not listed on NASDAQ, then the mean between the most recent bid and asked prices on any other recognized trading market or if no common Stock was traded on the relevant date, on the next preceding day on which Common Stock was so traded. If no such market exists, then the Committee shall determine in good faith the fair market value of the Common Stock.

     1.12 Grantee shall mean an Employee to whom a Stock Appreciation Right has
          -------
been granted under this Plan.

     1.13 Incentive Stock Option shall mean any Option granted under this Plan
          ----------------------
which the Committee intends to be and which is specifically designated as (at the time it is granted) an Incentive Stock Option within the meaning of Section 422 of the Code.

     1.14 Insider Participant shall mean any Employee who is selected by the
          -------------------
Committee to receive Options and/or Stock Appreciation Rights under the Plan and who is subject to the requirements of Section 16(a) of the Exchange Act, and the rules and regulations thereunder.

     1.15 Noninsider Participant shall mean any person who is selected by the
          ----------------------
Committee to receive Options and/or Stock Appreciation Rights under the Plan who is not an Insider Participant.

     1.16 Nonqualified Option shall mean any Option granted under this Plan
          -------------------
which is not, and which is not designated as, an Incentive Stock Option.

     1.17 Option shall mean the right of an Optionee selected pursuant to
          ------
Section 9.4 of the Plan, to purchase Common Stock in accordance with the provisions of this Plan.

     1.18 Option Agreement shall mean the agreement evidencing the grant of an
          ----------------
Option entered into between the Optionee and the Company pursuant to Section 3.3 of the Plan.

     1.19 Optionee shall mean any Employee who satisfies the eligibility
          --------
requirements of Article 3 of the Plan and who is selected by the Committee to receive an Option under the Plan.

     1.20 Option Price shall mean the price per share of Common Stock to be paid
          ------------
by an Optionee upon exercise of an Option, as stated in the Option Agreement.

     1.21 Plan shall mean the Hooper Holmes, Inc. 2002 Stock Option Plan and any
          ----
amendments thereto.

     1.22 Reload Option shall have the meaning ascribed to such term in Section
          -------------
5.9.

     1.23 Retirement shall mean a termination of employment, for reasons other
          ----------
than Total Disability or death, upon or following an Optionee's or Grantee's attainment of age fifty-five (55) and completion of at least ten (10) years of service with the Company, or at such earlier time as the Committee may determine.

     1.24 Rule 16b-3 shall mean Rule 16b-3 of the General Rules and Regulations
          ----------
under the Exchange Act or any successor rule or regulation thereto, as amended from time to time.

     1.25 Stock Appreciation Right shall mean a right to receive a payment from
          ------------------------
the Company, granted in the discretion of the Committee in accordance with
Article 6.

     1.26 Stock Appreciation Right Agreement shall mean the agreement evidencing
          ----------------------------------
the grant of a Stock Appreciation Right entered into between the Grantee and the Company pursuant to Section 3.3 of the Plan.

     1.27 Subsidiary shall mean any subsidiary of the Company which meets the
          ----------
definition of a "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of granting of the Option or Stock Appreciation Right in question.

     1.28 Total Disability shall mean the complete and permanent inability by
          ----------------
reason of illness or accident to perform the duties of the occupation at which an Optionee or Grantee was employed by the Company when such disability commenced. The Committee in its sole discretion shall determine based on the aforementioned standard whether an Optionee or Grantee is totally disabled. All determinations as to the date and extent of disability of any Optionee or Grantee shall be made by the Committee, upon the basis of such evidence, including independent medical reports and data, as the Committee deems necessary and desirable, and all such determinations of the Committee shall be final. Notwithstanding the foregoing, for purposes of Sections 5.7(a) and 5.10(d), the inability shall also meet the definition of permanent and total disability set forth in Section 22(e) of the Code.

                                   ARTICLE II
                                     PURPOSE
                                     -------

     2.1  Purpose. The purpose of this Plan is to reward key managers and
          -------
Employees for exerting their best efforts on behalf of the Company, to induce such Employees to remain in the employ of the Company, to attract talented individuals to join the Company, to motivate such

Employees to continue to exert their best efforts on behalf of the Company, and to encourage such Employees to secure or increase on reasonable terms their stock ownership in the Company through the grant of Options and Stock Appreciation Rights. The Board believes the Plan will promote the continuity of management and provide increased incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

     2.2  Effective Date. The Plan shall become effective as of the date of its
          ---------------
adoption by the Board, provided that, with respect to Incentive Stock Options, the Plan is approved by the stockholders of the Company within twelve (12) months after the date of such adoption. No Option or Stock Appreciation Right shall be granted after the expiration of ten (10) years from the date the Plan was adopted by the Board.

                                   ARTICLE III
                                   ELIGIBILITY
                                   -----------

     3.1  Persons Eligible. An Option and/or Stock Appreciation Right may be
          ----------------
granted under the Plan by the Committee in its sole discretion only to a present or future key manager or Employee of the Company. The Committee shall determine, in its sole discretion, who is a key manager or Employee and its decision shall be final, binding and conclusive on all parties.

     3.2  Notice. Within thirty (30) days from the date of the decision by the
          ------
Committee to grant an Option and/or Stock Appreciation Right to an Employee pursuant to Section 9.4 of the Plan, the Committee shall provide such individual with written notice of such decision.

     3.3  Grant Contingent Upon Written Agreement. An Employee shall be granted
          ---------------------------------------
the Option and/or Stock Appreciation Right only if he enters into an Option Agreement or Stock Appreciation Right Agreement with the Company within thirty
(30) days after the date upon
which he receives the notice required by Section 3.2 of the Plan. The Option Agreement or Stock Appreciation Right Agreement shall provide that an Employee must remain in the employment of the Company for a period of at least twenty-four (24) months from the date on which the Option and/or Stock Appreciation Right is granted under the Plan (the "Employment Period"), or until his earlier Retirement or Total Disability, and at such compensation as the Company shall reasonably determine from time to time. Unless the Option Agreement or Stock Appreciation Right Agreement provides otherwise, the Option and/or Stock Appreciation Right shall not be exercisable prior to the completion of the Employment Period. An Option Agreement shall specify whether the Option is a Nonqualified Option or an Incentive Stock Option and shall also contain the terms and conditions set forth in Article 5 of the Plan. A Stock Appreciation Right Agreement shall specify whether the Stock Appreciation Right is related to the exercise of an Option (such that the exercise of one automatically cancels the right to exercise all or a portion of the other) or is granted independently of any Option (such that the exercise of one does not cancel the right to exercise all or a portion of the other) and shall also contain the terms and conditions set forth in Article 6 of the Plan.

                                   ARTICLE IV
                        COMMON STOCK COVERED BY THE PLAN
                        --------------------------------

     4.1  Maximum Number of Shares. The maximum number of shares of Common Stock
          ------------------------
that may be the subject of Options and Stock Appreciation Rights granted under this Plan is Three Million (3,000,000) shares, subject to the adjustments provided in Section 4.3 of the Plan.

     4.2  Source of Shares. Shares of authorized but unissued Common Stock,
          ----------------
issued Common Stock held in the treasury of the Company, or issued Common Stock purchased on the open market by the Company (at such time or times and in such manner as the Company may determine) will be reserved, as determined by the Board, for issue upon the exercise of the Options and Stock Appreciation Rights granted under this Plan subject to Section 4.3 of the Plan. If any Option or Stock Appreciation Right granted under the Plan shall be forfeited, canceled or surrendered, shall terminate or expire, or shall be settled in cash in lieu of Common Stock without having been exercised in full, the shares of Common Stock subject to such forfeited, canceled, surrendered, terminated, expired, or settled Option or Stock Appreciation Right may again be the subject of new Options or Stock Appreciation Rights granted hereunder.

     4.3  Adjustment to Number of Shares. In the event (a) any stock dividend,
          ------------------------------
stock split, reverse stock split, reclassification, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, or change in corporate structure results in any change in the Common Stock; or (b) any other similar event affects the Common Stock, the number and kind of shares which thereafter may be subject to an Option or Stock Appreciation Right granted under the Plan and the number and kind of shares subject to outstanding Option Agreements and Stock Appreciation Right Agreements and the Option Price per share of such shares shall be proportionately adjusted by the Committee to prevent substantial dilution or enlargement of the rights granted to, or available for, Optionees and Grantees in the Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

          Each Option granted under the Plan shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as evidenced in the Option Agreement.

     5.1  Option Price.
          ------------

              (a)  Incentive Stock Options. The Option Price per share of Common
                   -----------------------
Stock subject to an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted, except as provided in Section 5.10(c) below.

              (b)  Nonqualified Options. The Option Price per share of Common
                   --------------------
Stock subject to a Nonqualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date such Nonqualified Option is granted.

     5.2  Date of Option Grant. An Option shall be deemed to be granted on the
          --------------------
date the Committee acts to grant the Option provided that the Optionee enters into an Option Agreement within the period specified in Section 3.3.

     5.3  Exercise of Option. The Committee, in its sole discretion, may provide
          ------------------
in the Option Agreement that an entire Option or any portion of an Option may be exercised prior to completion of the Employment Period, and/or thereafter, only on or following such date or dates specified in the Option Agreement. An Option shall be exercised in whole or in part by (a) written notice to the Committee addressed to the Company's Secretary of the intent to exercise the Option with respect to a specified number of shares of Common Stock and (b) payment for such shares as specified in Section 5.8 of the Plan.

     5.4  Sales of Stock Underlying Options. Notwithstanding anything in the
          ---------------------------------
Plan to the contrary, except in the case of sales by an executor or administrator of the estate of a deceased Insider Participant, shares of Common Stock acquired through the exercise of an Option granted hereunder to an Insider Participant may not be disposed of until a date at least six months after the date of the grant of such Option as specified in the Option Agreement, unless such disposition would not otherwise result in liability under Section 16(b) of the Exchange Act.

     5.5  Option Period. Each Option Agreement shall specify the period during
          -------------
which the Option may be exercised and shall provide that the Option shall expire at the end of such period. The Committee may, in its sole discretion, extend such period. However, in no event shall such period, including any extensions, exceed ten years from the date of grant. Subject to Section 5.7 of the Plan, the Option may be exercised by the Optionee only while he remains employed by the Company.

     5.6  Accelerated Vesting in the Event of Death, Disability, Retirement,
          ------------------------------------------------------------------
Change in Control or Other Transactions.
---------------------------------------

          (a) Unless specifically stated otherwise in the Option Agreement, an Option granted under this Plan that is not fully vested and exercisable as of the date the Optionee terminates his employment with the Company because of his death, Total Disability, or Retirement shall become vested and exercisable in full on such date.

          (b) Unless specifically stated otherwise in the Option Agreement, all outstanding Options will become fully vested and exercisable immediately prior to or concurrent with an actual or threatened change in control of the Company as defined in subsections (1) and (2) below.

                  (1) Change in Control. A "change in control of the Company" is
                      -----------------
defined as a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred:

          (i) if any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes, after the Effective Date, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities,

          (ii) if, during any period of twenty-four consecutive months during the term of an Option or Stock Appreciation Right, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period,

          (iii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company), or

          (iv)   upon a complete liquidation or dissolution of the Company.

                    (2) Threatened Change in Control. A "threatened change in
                        ----------------------------
control of the Company" is defined as any set of circumstances which in the opinion of the Board, as expressed through a resolution, poses a real, substantial and immediate possibility of leading to a change in control of the Company as defined in clause (1) above.

          (c) If, in connection with any merger, consolidation, sale or transfer by the Company of substantially all its assets, any Option or Stock Appreciation Right is not to be assumed by the surviving corporation or the purchaser, then the Committee, in its sole discretion, may accelerate the date of termination of such Option or Stock Appreciation Right, and the date on which such Option or Stock Appreciation Right or any portion of such Option or Stock

Appreciation Right, not then exercisable, may be exercised. However, such dates shall be not more than fifteen days prior to such merger, consolidation, sale or transfer.

     5.7  Exercise in the Event of Death, Disability, Retirement, or Termination
          ----------------------------------------------------------------------
of Employment.
-------------

             (a)  Death, Disability and Retirement. If an Optionee dies (i)
                  --------------------------------
while an Employee of the Company or (ii) within three months after termination of his employment with the Company because of a Total Disability, his Options may be exercised by his Beneficiary at any time, or from time to time, but not later than the expiration date specified in the Option Agreement in accordance with Section 5.5 of the Plan. If an Optionee's employment with the Company terminates due to Total Disability and such Optionee has not died within three months following the Optionee's termination of employment, the Optionee may exercise his Options at any time, or from time to time, but not later than the expiration date specified in the Option Agreement in accordance with Section 5.5 of the Plan or twelve months after termination of employment, whichever is earlier. If an Optionee's employment terminates by reason of his Retirement, all rights to exercise his Options shall terminate no later than the expiration date specified in the Option Agreement in accordance with Section 5.5 of the Plan or twelve months after termination of employment or on such other date determined by the Committee, whichever is earlier.

             (b)  Termination of Employment. If an Optionee's employment
                  -------------------------
terminates voluntarily or involuntarily for any reason other than death, Total Disability or Retirement, all rights to exercise his Options shall terminate no later than the expiration date specified in the Option Agreement in accordance with Section 5.5 of the Plan or thirty days from the date of such termination of employment, or on such other date determined by the Committee, whichever is earlier, unless the Committee decides that such Option shall terminate on the date of such termination of employment.

     5.8  Payment of Option Price. Each Option Agreement shall provide that the
          -----------------------
Option Price of the shares subject to an Option shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, (a) Common Stock already owned by the Optionee having a total Fair Market Value equal to the Option Price, or (b) a combination of cash and Common Stock having a total Fair Market Value equal to the Option Price.

     5.9  Reload Options. The Committee, in its sole discretion, may provide in
          --------------
the Option Agreement for the automatic award of a new Option (a "Reload Option") in the event an Optionee exercises his original Option, in whole or in part, by surrendering previously acquired shares of Common Stock or a portion of the shares being acquired upon exercise of the Option. Any such Reload Option shall be for a number of shares of Common Stock equal to the number of surrendered shares, shall become exercisable only in the event the shares purchased with the original Option are held for a minimum period of time established by the Committee and set forth in the Option Agreement, and shall be subject to such other terms and conditions as provided in this Section 5.9 and as the Committee may otherwise determine. The Option Price of a Reload Option shall be no less than the Fair Market Value on the date of grant of the Reload Option. If the shares of Common Stock which are issued upon exercise of the original Option are sold prior to the expiration of the minimum period established by the Committee, then the Reload Option shall immediately terminate and the Optionee shall have no further rights with respect to that Reload Option. The Option Agreement shall state whether any Reload Options that may be issued under such Option Agreement shall be Incentive Stock Options or Nonqualified Options.

     5.10 Additional Terms Applicable to Incentive Stock Options. All Options
          ------------------------------------------------------
issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 5.1-5.9 above, to those contained in this Section 5.10.

          (a)  Special Limitation on Incentive Stock Option Grants.
               ---------------------------------------------------
Notwithstanding any contrary provisions contained elsewhere in this Plan, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock (and stock of a Subsidiary) with respect to which Incentive Stock Options granted under this Plan and stock Options that satisfy the requirements of Section 422 of the Code granted under any other stock option plan or plans maintained by the Company (or any Subsidiary) are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000 for such year. The foregoing limitation shall not take into account stock Options which, by their terms, provide that they shall not be treated as Incentive Stock Options.

          (b)  Special Limitation on Incentive Stock Option Treatment.
               ------------------------------------------------------

                  (1) In General. To the extent that, as a result of the rules
                      ----------
described in Section 5.6 or otherwise, the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options granted to an Optionee are exercisable for the first time during any calendar year exceeds $100,000, such Options shall not be treated as Incentive Stock Options or otherwise as stock Options which satisfy the requirements of Section 422 of the Code.

                  (2) Ordering Rule. Clause (1) shall be applied by taking
                      -------------
Incentive Stock Options into account in the order that they were granted.

               (3)  Allocation Rule. To the extent that the Fair Market Value of
                    ---------------
Common Stock for which the Optionee has been granted an Incentive Stock Option causes the aggregate Fair Market Value of all Common Stock with respect to which the Optionee has been granted Incentive Stock Options exercisable for the first time during any calendar year to exceed $100,000, such Option shall be treated as not qualifying as an Incentive Stock Option, and, unless the Company designates which Common Stock acquired by such Option is to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate (or certificates) for such stock and identifying such certificate (or certificates) as Incentive Stock Option stock in its stock transfer records, an equal proportion of each share of Common Stock acquired pursuant to such Option shall be treated as if acquired pursuant to the exercise of an Option that does not satisfy the requirements of Section 422 of the Code.

               (4)  Special Definitions. For purposes of this subsection (b),
                    -------------------
Stock Options granted to an Optionee under any other stock option plan or plans maintained by the Company (or any subsidiary) that satisfy the requirements of
Section 422 of the Code shall be included within the term Incentive Stock Options, stock of a Subsidiary shall be included within the term Common Stock, and Options which, by their terms, provide that they shall not be treated as Incentive Stock Options shall not be taken into account.

               (c)  Limits on Ten Percent Shareholders. The Option Price at
                    ----------------------------------
which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Company or any Subsidiary, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 5.5 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

          (d) Federal Income Tax Treatment. A share of Common Stock transferred
              ----------------------------
to an Optionee pursuant to his exercise of an Incentive Stock Option shall not be treated as a share transferred pursuant to the exercise of an Incentive Stock Option for federal income tax purposes unless (i) no disposition of such share is made by the Optionee within two (2) years from the date of the granting of the Incentive Stock Option nor within one (1) year after the transfer of such share to the Optionee, and (ii) at all times during the period beginning on the date of the granting of the Incentive Stock Option and ending on the day three
(3) months before the date of exercise of the Incentive Stock Option, the Optionee was an employee of either the Company, a parent of the Company or any Subsidiary. The employment requirement of Section 5.10(d)(ii) shall be waived if the Optionee's employment ceases as a result of death and the three month employment requirement of Section 5.10(d)(ii) shall be expanded to twelve (12) months if the Optionee's employment ceases as a result of a Total Disability.
Section 5.10(d)(i) shall not apply to an Incentive Stock Option exercised after the death of the Optionee.

          (e) Notice of Disposition; Withholding; Escrow. An Optionee shall
              ------------------------------------------
immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of, and the price at which such shares were disposed of. The Company or any Subsidiary shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 5.10(e).

                                   ARTICLE VI
                            STOCK APPRECIATION RIGHTS
                            -------------------------

     6.1 General. The Committee may grant Stock Appreciation Rights to any
         -------
individual who satisfies the eligibility requirements of Article 3 of the Plan. The Committee may grant Stock Appreciation Rights that cover (a) the same shares of Common Stock that are covered by an Option granted to an Optionee (or such lesser number of shares of Common Stock as the Committee may determine in its sole discretion), or (b) shares of Common Stock that are not covered by an Option. Stock Appreciation Rights that are related to an Option granted under the Plan (such that the exercise of one automatically cancels the right to exercise all or a portion of the other) may be granted either at the time of the grant of such Option or at any time thereafter during the term of the Option and shall, except as provided in Section 6.3 hereof, be subject to the same terms and conditions as the related Option and such further terms and conditions not inconsistent with the Plan as shall from time to time be determined by the Committee in its sole discretion. Any Stock Appreciation Right granted under the Plan that is granted independently of any Option (such that the exercise of one does not cancel the right to exercise all or a portion of the other) shall be exercisable at such time and under such circumstances as set forth in the grant of the Stock Appreciation Right but in no event shall any Stock Appreciation Right be exercisable later than the 10th anniversary of the date of its grant.

     6.2 Exercise and Payments.
         ---------------------

          (a) Each Stock Appreciation Right that is related to any Option shall entitle the holder of the related Option to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the Stock Appreciation Right is exercised over the Option Price times the number of shares covered by the Option, or portion thereof, which is surrendered.

          (b) Upon exercise in whole or in part of a Stock Appreciation Right that is granted independently of any Option, the holder thereof shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date the Stock Appreciation Right is exercised over the price per share stated in the grant of the Stock Appreciation Right times the number of shares covered by the Stock Appreciation Right, or portion thereof, which is exercised. The price per share stated in the grant of the Stock Appreciation Right shall be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date such Stock Appreciation Right is granted.

          (c) The grant of a Stock Appreciation Right shall state whether payment upon exercise shall be made solely in cash, in shares of Common Stock valued at Fair Market Value as of the date the right is exercised, or partly in shares and partly in cash, in the sole discretion of the Committee.

          (d) Subject to Sections 6.1, 6.2(c) and 6.3, Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. The value of any fractional shares shall be paid in cash.

     6.3 Restrictions.
         ------------

          (a) Subject to Sections 3.3, 6.1 and 6.2(c), each Stock Appreciation Right shall be exercisable at such time or times that any Option to which it relates shall be exercisable or at such other times as the Committee may determine in the grant of the Stock Appreciation Right; provided, however, unless specifically stated otherwise in the Stock Appreciation Right Agreement, upon the occurrence of an actual or threatened change in control of the Company, as defined in Section 5.6(b)(1) or (2) or in the event of the termination of the Grantee's employment by the Company as a result of the Grantee's death, Total Disability or Retirement, all Stock Appreciation Rights, to the extent not then fully exercisable, shall become immediately exercisable in full.

          (b) The Committee in its sole discretion may approve or deny in whole or in part a request to exercise a Stock Appreciation Right. Denial or approval of such request shall not require a subsequent request to be similarly treated by the Committee.

          (c) If an Optionee is granted a Stock Appreciation Right that is related to an Option, the right of an Optionee to exercise the Stock Appreciation Right shall be canceled if and to the extent the related Option is exercised. To the extent that a Stock Appreciation Right is exercised, a related Option shall be deemed to have been surrendered. The number of shares of Common Stock as to which the related Option was forfeited shall not become available for future use under the Plan.

          (d) A holder of a Stock Appreciation Right shall have none of the rights of a stockholder unless and until shares of Common Stock are issued to him pursuant to his exercise of such right.

          (e) Notwithstanding any other Plan provisions to the contrary, in the event a Stock Appreciation Right is granted together with an Incentive Stock Option such that the exercise of one affects the right to exercise the other, the Stock Appreciation Right shall satisfy the following requirements:

              (1) the Stock Appreciation Right shall expire no later than the related Incentive Stock Option;

              (2) the Stock Appreciation Right shall be exercisable for no more than one hundred percent (100%) of the difference between the Option Price of the related Incentive Stock Option and the Fair Market Value of the Common Stock subject to the Incentive Stock Option at the time the Stock Appreciation Right is exercised;

              (3) the Stock Appreciation Right shall be transferable only when the related Incentive Stock Option is transferable, and under the same conditions;

              (4) the Stock Appreciation Right may be exercised only when the related Incentive Stock Option is eligible to be exercised; and

              (5) the Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock subject to the related Incentive Stock Option exceeds the Option Price.

                                   ARTICLE VII
                                      LOANS
                                      -----

     7.1 Loans. The Board or Committee may cause the Company to give or arrange
         -----
for financial assistance, in accordance with Section 7.2 of the Plan, to an Optionee or Beneficiary, for the purpose of providing funds for the purchase of Common Stock pursuant to the exercise of an Option granted under the Plan. Such a loan shall be made if, in the judgment of the Board or the Committee, such assistance may reasonably be expected to be in the best interests of the Company, shall be consistent with the certificate of incorporation and bylaws of the Company and applicable laws, and will permit the Common Stock to be fully paid and nonassessable when issued. The Board or Committee may not grant funds pursuant to this Section 7.1 in excess of ninety percent (90%) of the purchase price of the Common Stock. The amount of the funds granted to the Optionee or Beneficiary shall be determined in the Board's or the Committee's sole discretion.

     7.2 Promissory Note. Upon the grant of financial assistance to an Optionee
         ---------------
or Beneficiary pursuant to Section 7.1 of the Plan, the Optionee or Beneficiary shall execute and deliver to the Company, or to any third party which the Company may designate, a negotiable promissory note or notes for the amount of such financial assistance. The note shall be payable to the Company or its order, and payable in installments at such times and in such amounts as determined by the Committee, with the term of such note not to exceed five (5) years, and with interest on the unpaid balance at such rate as shall be fixed by the Committee (but not less than the applicable federal rate, as defined in the Code, compounded semiannually), payable with each installment. Upon delivery of the note to the Company, the Common Stock certificates shall be issued and delivered to the Optionee, or to his Beneficiary.

     7.3 Pledge. The shares of Common Stock purchased with the financial
         ------
assistance from the Company shall be pledged under an instrument or instruments approved by the Committee, with the Company, or with any third party which the Company may designate, as security until payment for such shares is made in full or such shares are sold, canceled or forfeited upon default. During the period of such pledge, the Optionee or Beneficiary shall have all rights of ownership including, but not limited to, the right to vote such shares and receive dividends thereon, subject to the security interest of the pledgee.

                                  ARTICLE VIII
                                   DESIGNATION
                                   -----------

     8.1 Designation and Change of Designation. Each Optionee shall file with
         -------------------------------------
the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. An Optionee may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Optionee's death, and in no event shall it be effective as of any date prior to such receipt. If the Optionee designates more than one Beneficiary, any payments under the Plan to such Beneficiaries shall be made in equal amounts unless the Optionee has expressly designated otherwise, in which case the payments shall be made in the amounts designated by the Optionee.

     8.2 Absence Of Valid Designation. If no such Beneficiary designation is in
         ----------------------------
effect at the time of an Optionee's death, or if no designated Beneficiary survives the Optionee, or if such designation conflicts with law, the Optionee's estate shall be deemed to have been designated his Beneficiary and shall receive the payment of the amount, if any, payable under the Plan upon his death. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Company.

                                   ARTICLE IX
                           ADMINISTRATION OF THE PLAN
                           --------------------------

     9.1 Committee. The Plan shall be administered by the Committee consisting
         ---------
of at least the minimum number of members required in order for the Plan to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act and
Section 162(m) of the Code. Each member of the Committee shall be both a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m). Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board.

     9.2 Powers of Committee. The Committee may interpret the Plan, prescribe,
         -------------------
amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations under, and interpretations of, the Plan, and take such other action, as it deems necessary or advisable, and may exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive upon all parties.

     9.3 Action by Committee. A majority of the members of the Committee shall
         -------------------
constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall also have express authority to hold Committee meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

     9.4 Grant of Option and/or Stock Appreciation Right. Subject to the
         -----------------------------------------------
Provisions of the Plan, and after consultation with the Chief Executive Officer of the Company, the Committee shall (a) determine and designate from time to time those Employees to whom Options and/or Stock Appreciation Rights are to be granted; (b) authorize the grant of Nonqualified Options, Incentive Stock Options, and/or Stock Appreciation Rights; (c) determine the number of shares subject to each Option and/or Stock Appreciation Right; (d) determine the time or times when and the manner in which each Option and Stock Appreciation Right shall be exercisable and the duration of the exercise period, and (e) impose such restrictions, terms and conditions upon such Options and Stock Appreciation Rights as the Committee shall deem appropriate. In making these determinations, the Committee may take into account the nature of the service rendered by respective Employees, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

         For purposes of accrual of an Optionee's rights under his or her Options and/or Stock Appreciation Rights, any period not exceeding 90 days during which an Optionee is on military leave of absence from the Company, or a longer period if such Optionee's reemployment is guaranteed by contract, will be treated as a period of employment of such Optionee. Unless an Optionee's reemployment is guaranteed by contract, beginning with the 91st day, the Committee shall have the discretion to treat all or any portion of any period in excess of 90 days during which an Optionee is on military leave of absence as a period of employment of such Optionee by the Company. The Committee may also, in its discretion, treat all or any portion of any period during which an Optionee is on an approved leave of absence from the Company as a period of employment of such Optionee by the Company.

     9.5 Indemnification. Neither the Board nor the Committee, nor any current
         ---------------
or past member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or with any Option Agreement). Current and past members of the Board and the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which such member may be or become a party or in which such member may be or become involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such member in settlement thereof (with the Company's written approval) or paid by such member in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such member's lack of good faith. Indemnification pursuant to this provision is subject to the condition that, upon the institution of any claim, action, suit or proceeding against such member, such member shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it on such member's behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such member may be entitled as matter of law or otherwise, or any power that the Company may have to indemnify or hold such member harmless.

     9.6 Reliance. Each member of the Board and of the Committee, and each
         --------
officer and Employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons. In no event shall any current or past member of the Board or Committee, or any officer or Employee of the Company, be held liable for any determination made or other action taken or not taken in reliance upon any such information, or for any action (including the furnishing of information) taken or not taken, if in good faith.

     9.7  Agents. In administering the Plan, the Committee may employ, with the
          ------
approval of the Chief Executive Officer of the Company, accountants and counsel (who may be the independent auditors and outside counsel for the Company) and other persons to assist or render advice to it, all at the expense of the Company.

                                    ARTICLE X
                            AMENDMENT AND TERMINATION
                            -------------------------

     10.1 Amendment. The Committee from time to time and without further
          ---------
approval of the stockholders, may amend the Plan in such respects as the Committee may deem advisable; provided, however, that no amendment shall become effective without prior approval of the stockholders which would (a) materially increase the number of securities which may be issued under the Plan to Insider Participants or (b) materially modify the requirements as to eligibility for participation in the Plan to add a class of Insider Participants; provided, further, that any increase in the number of shares available under the Plan for grant as Incentive Stock Options and any change in the designation of the group of employees eligible to receive Incentive Stock Options under the Plan shall be subject to shareholder approval in accordance with Section 422 of the Code. No amendment shall, without the Optionee's or Grantee's (or Beneficiary's) consent, alter or impair any of the rights or obligations under any Option or Stock Appreciation Right, previously granted to him under the Plan.

     10.2 Option Agreement Modifications. The Committee may, in its sole
          ------------------------------
discretion, amend or modify at any time and from time to time the restrictions, terms and conditions of any outstanding Option or Stock Appreciation Right in any manner to the extent that the Committee under the Plan or any Option Agreement could have initially established the restrictions, terms and conditions of such Option or Stock Appreciation Right. No such amendment or modification shall, however, materially and adversely affect the rights of any Optionee or Grantee without the consent of such Optionee or Grantee. Notwithstanding anything to the contrary in this Section 10.2, no Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the capital structure of the Company) if the effect would be to reduce the exercise price for the shares underlying such Option.

     10.3 Termination. The Board, without further approval of the stockholders,
          -----------
may terminate the Plan at any time, but no termination shall, without the Optionee's or Grantee's (or Beneficiary's) consent, alter or impair any of the rights under any Option or Stock Appreciation Right, previously granted to him under the Plan.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     11.1 No Rights as Shareholder. No Optionee, Grantee, or Beneficiary shall
          ------------------------
have any rights as a shareholder with respect to any shares of Common Stock subject to his Option or Stock Appreciation Right, prior to the date of issuance to him of a certificate or certificates for such shares.

     11.2 No Rights to Continued Employment. The Plan and any Option or Stock
          ---------------------------------
Appreciation Right granted under the Plan shall not (a) confer upon any Optionee or Grantee any right with respect to continued employment by the Company, (b) interfere in any way with the right of the Company, or the right of the Optionee, to terminate the employment of the Optionee or Grantee at any time, or (c) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     11.3 Compliance with Other Laws and Regulations. The Plan, the grant and
          ------------------------------------------
exercise of Options or Stock Appreciation Rights hereunder, and the obligation of the Company to sell and deliver shares of Common Stock hereunder, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals as may be required by any government or regulatory agency. The Company shall not be required to grant any Option or Stock Appreciation Right, make any payment or issue or deliver any certificates for shares of Common Stock hereunder prior to (a) the obtaining of any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable, (b) the listing of such shares on any stock exchange on which the Common Stock may then be listed, and (c) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. In making such a determination, the Committee shall rely upon an opinion of counsel for the Company.

     11.4 Payments to Person Other Than Employee. If the Committee shall find
          --------------------------------------
that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or because he is a minor, then any payment due him (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     11.5 Use of Proceeds. Proceeds from the sale of Common Stock under this
          ---------------
Plan shall be added to the general funds of the Company.

     11.6 No Right to Options and Stock Appreciation Rights. The adoption of
          -------------------------------------------------
this Plan shall not be deemed to give any Employee any right to be granted an Option or Stock Appreciation Right, except to the extent and upon such terms and conditions as may be determined by the Committee in its sole discretion.

     11.7 Withholding. The Company shall not issue or transfer shares of Common
          -----------
Stock to an Optionee, Grantee, or Beneficiary upon the exercise of an Option or Stock Appreciation Right until the Optionee, Grantee, or Beneficiary pays the Company, either in cash, or in such other consideration as the Committee deems appropriate, the amount necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred with respect to the exercise of such Option or Stock Appreciation Right. Such other consideration may include, but not limited to, (a) Common Stock already owned by the Optionee, Grantee or Beneficiary or (b) a combination of cash and Common Stock. The Company shall determine the amount of such withholding liability and its decision shall be final, binding and conclusive upon the parties. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to an Employee such amounts as may be necessary to satisfy any tax withholding requirements.

     11.8 Nontransferability. Options and Stock Appreciation Rights granted
          ------------------
under the Plan shall not be assigned, sold, transferred, exchanged, encumbered, pledged or otherwise hypothecated or disposed of other than by will or by the laws of descent and distribution;

provided, however, that the designation of a Beneficiary pursuant to Article 8 shall not constitute a transfer. No such Options or Stock Appreciation Rights shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of an Optionee's or Grantee's debts, judgments, alimony, or separate maintenance. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way any such Options or Stock Appreciation Rights or the levy of any execution, attachment or similar legal process thereon, contrary to the terms of this Plan, shall be null and void and without legal force or effect. During the lifetime of the Optionee or Grantee, an Option or Stock Appreciation Right shall be exercisable only by such Optionee or Grantee.

     11.9 Investment Representation. Each Option Agreement and Stock
          -------------------------
Appreciation Right Agreement shall provide that, upon demand by the Committee, the Optionee or Grantee (or his Beneficiary) shall deliver to the Committee at the time an Option or Stock Appreciation Right, or any portion of an Option or Stock Appreciation Right, is exercised, a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not with a view to the distribution thereof and/or that the Optionee or Grantee will comply with such restrictions as may be necessary to satisfy the requirements of the federal or state securities laws. Delivery of the representation required by this section shall be a condition precedent to the right of the Optionee, Grantee, or Beneficiary to purchase any shares of Common Stock under this Plan.

     11.10 No Right, Title, or Interest in Company's Assets. An Optionee or
           ------------------------------------------------
Grantee shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Optionee, Grantee, or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

     11.11 Headings. Any headings preceding the text of the articles and
           --------
sections of this Plan are inserted for convenience of reference only, and shall neither constitute a part of this Plan nor affect its meaning, construction, or effect.

     11.12 Governing Law. All rights under this Plan shall be governed by and
           -------------
construed in accordance with the laws of New York without regard to the principles of conflict of laws thereof.

     11.13 Pronouns. The use of the masculine gender shall be extended to
           --------
include the feminine gender wherever appropriate.

P R O X Y

                              HOOPER HOLMES, INC.

             Proxy Solicited on Behalf of the Board of Directors of
                  the Company for Annual Meeting, May 21, 2002

The undersigned hereby constitutes and appoints James M. McNamee and Robert William Jewett and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to vote with respect to all the shares of Common Stock of Hooper Holmes, Inc., standing in the name of the undersigned at the close of business on April 5, 2002, at the Annual Meeting of Shareholders and all adjournments thereof, with all powers that the undersigned would possess if personally present.

                                                       (Change of address)

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

You are encouraged to specify your choice by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------




--------------------------------------------------------------------------------
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

                                                                                                                [X] Please mark your
                                                                                                                    vote as in this
                                                                                                                    example.

     This proxy when properly executed will be voted in the manner directed herein.  If no direction is made, this proxy will be voted FOR election of directors, and FOR proposals 2 and 3.


------------------------------------------------------------------------------------------------------------------------------------
                   The Board of Directors recommends a vote FOR Election of Directors and FOR proposals 2 and 3.
------------------------------------------------------------------------------------------------------------------------------------

                        FOR     WITHHELD                                                                FOR    AGAINST    ABSTAIN
1. Election of          [_]        [_]                                          2. Approval of          [_]      [_]        [_]
   Directors:                                   Nominees:                          2002 Stock
                                                --------                           Option Plan
                                                Benjamin A. Currier
                                                Elaine L. Rigolosi


                                                                                                        FOR    AGAINST    ABSTAIN
For, except vote withheld from the following nominee(s):                        3. Approval of          [_]      [_]        [_]
___________________________________________________________________                Independent
                                                                                   Auditors




                                                                                4. In their discretion, the proxies are authorized
                                                                                   to vote upon such other matters as may properly
                                                                                   come before the meeting or any adjournment(s)
                                                                                   thereof.




















SIGNATURE(S)______________________________________________________ DATE______________     The signer hereby revokes all proxies
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.          heretofore given by the signer to vote at
When signing as attorney, executor, administrator, trustee or guardian, please give       said meeting or any adjournments thereof.
full title as such.

====================================================================================================================================
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